SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 10, 2003

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Toll Brothers, Inc.
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(Exact Name of Registrant as Specified in Charter)

Delaware	001-09186	23-2416878

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3103 Philmont Avenue, Huntingdon Valley, PA		19006

(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (215) 938-8000

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Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c).           Exhibits.

                The following Exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Item

99.1*	Press release of Toll Brothers, Inc. dated December 10, 2003 announcing its financial results for the three-month and twelve-month periods ended October 31, 2003.

Item 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 10, 2003, Toll Brothers, Inc. issued a press release which contained Toll Brothers, Inc.'s results of operations for its three-month and twelve-month periods ended October 31, 2003, a copy of which release is attached hereto as Exhibit 99.1 to this report.

The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference insuch a filing.

* Filed electronically herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC.

Dated: December 10, 2003	By: Joseph R. Sicree

Joseph R. Sicree
Vice President, Chief Accounting Officer